` NYSE: TBN, ASX: TBN 2Q FY26 Result Presentation Mr. Todd Abbott – Chief Executive Officer North America: February 11, 2026 | Australia: February 12, 2026

The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include statements on Tamboran Resources Corporation's ("we", "us" or the "Company") opinions, expectations, beliefs, plans objectives, assumptions or projections regarding future events or future results. All statements, other than statements of historical fact included in this presentation regarding our strategy, present and future operations, financial position, estimated revenues and losses, projected costs, estimated reserves, prospects, plans and objectives of management are forward-looking statements. 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Forward looking statements may include statements about, among other things: our business strategy and the successful implementation of our business strategy; our future reserves; our financial strategy, liquidity and capital required for our development programs; estimated natural gas prices; our dividend policy; the timing and amount of future production of natural gas; our drilling and production plans; competition and government regulation; our ability to obtain and retain permits and governmental approvals; legal, regulatory or environmental matters; marketing of natural gas; business or leasehold acquisitions and integration of acquired businesses; our ability to develop our properties; the availability and cost of developing appropriate infrastructure around and transportation to our properties; the availability and cost of drilling rigs, production equipment, supplies, personnel and oilfield services; costs of developing our properties and of conducting our operations; our ability to reach FID and execute and complete our planned pipeline or planned LNG export projects; our anticipated Scope 1, Scope 2 and Scope 3 emissions from our businesses and our plans to offset our Scope 1, Scope 2 and Scope 3 emissions from our business; our ESG strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG related activities; general economic conditions, including cost inflation; credit markets and the ability to obtain future financing on commercially acceptable terms; our ability to expand our business, including through the recruitment and retention of skilled personnel; our dependence on our key management personnel; our future operating results; and our plans, objectives, expectations and intentions. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Tamboran is subject to known and unknown risks, many of which are beyond the ability of Tamboran to control or predict. These risks may include, for example, movements in oil and gas prices, risks associated with the development and operation of the acreage, exchange rate fluctuations, an inability to obtain funding on acceptable terms or at all, loss of key personnel, an inability to obtain appropriate licenses, permits and or/or other approvals, inaccuracies in resource estimates, share market risks and changes in general economic conditions. Such risks may affect actual and future results of Tamboran and its securities. Maps and diagrams contained in this presentation are provided to assist with the identification and description of Tamboran’s interests. The maps and diagrams may not be drawn to scale. This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Numbers in this report have been rounded. As a result, some figures may differ insignificantly due to rounding and totals reported may differ insignificantly from arithmetic addition of the rounded numbers. All currency amounts are represented as USD unless otherwise stated (AUD/USD exchange rate of 0.65). This presentation does not purport to be all inclusive or to necessarily contain all the information that you may need or desire to perform your analysis. In all cases, you should conduct your own investigation and analysis of the data set forth in this presentation, and should rely solely on your own judgment, review and analysis in evaluating this presentation. This presentation contains trademarks, tradenames and servicemarks of other companies that are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, tradenames and servicemarks to imply relationships with, or endorsement or sponsorship of us by, these other companies. This presentation was approved and authorised for release by Todd Abbott, the Chief Executive Officer of Tamboran Resources Corporation. Disclaimer 2

Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

2Q FY26 highlights

1. **Mr. Todd Abbott appointed CEO. Brings over two decades of upstream experience with a strong record of operational leadership, capital discipline, safety and stewardship**

2. **Completed the first batch drilling program in the Beetaloo Basin with all three wells successfully drilled by H&P with a 10,000-foot horizontal section. SS-6H stimulated with 58 stages using Liberty Energy frac fleet**

3. **SPCF construction 78% complete on schedule and budget. Construction completed on the APA-operated SPP with successful strength and hydro testing completed in early 2026.**

4. **Preparations underway to commence 2026 drilling and stimulation program. Drilling SS-7H and -8H wells on SS1 pad planning to commence in 2Q 2026 in conjunction with stimulation of SS-3H, -4H and -5H wells on SS2 pad**

5. **Two wells planned to be drilled on EP 161 acreage (TBN: 25%) to further delineate resource within the Beetaloo East depocenter**

6. **Pro forma cash balance of ~US$137.9 million, including cash balance of US$90.9 million on December 31, 2025[(1)] and near-term inflows of US$47.0 million[(2)]**

(1) *Reported cash balance of US$98.4 million less Tamboran's 50% share of restricted cash (US$7.5 million net Tamboran).*
(2) *Near term cash inflows include US$15 million from acreage sale to DWE (announced May 2025) and US$32.0 million from PIPE transaction approved by shareholder in January 2026.*

3

tamboran
RESOURCES

Investment highlights

Significant gas development in the Beetaloo Basin, with potential to become a world class gas province(1)

1. **Significant unconventional gas resource**
2. **Exceptional well results with additional IP30 flow test in 2Q 2026**
3. **Large and attractively priced gas markets**
4. **Near-term production growth**
5. **Acquisition of Falcon increases scale and consolidates the JV, derisking execution**
6. **Accomplished operating team supported by experienced Board and management**

tamboran
RESOURCES

Tamboran's Beetaloo Basin acreage position ~2.9 million acres (net)(2)



N
Existing Pipeline to Darwin
Amadeus Gas Pipeline
Northwest Beetaloo
North Beetaloo
Northeast Beetaloo
Beetaloo East
Phase 2 Development Area
Beetaloo West
Southeast Beetaloo
RL 10
EP 136
EP 161
EP(A) 197
EP 143
Existing Pipeline to East Coast
Carpentaria Hwy
McArthur River Gas Pipeline
DEPTH TO TOP OF MIDDLE VELKERRI
LEGEND
Existing gas pipeline
Beetaloo depocentre
Highway
Sturt Plateau Pipeline
Drilled wells
2026 wells

(1) Refer to Australian Government Industry website – "Beetaloo Strategic Basin Plan" (January 1, 2021).
(2) Working interests and proposed permit boundaries on the map are subject to the completion of the acquisition of Falcon Oil & Gas Ltd. and the proposed acreage swap with Daly Waters Energy, LP.

4

Pathway to growing the Beetaloo Basin

Significant catalysts required to deliver Tamboran's ambition to becoming a multi-Bcf/d producer

2026 – Deliver Phase 1

- Complete **three well stimulation program** and SPCF construction
- Deliver **first gas sales** from the Beetaloo Basin
- **Deliver farmout process** to commence the delineation of gas resources to underpin Phase 2 development
- **First royalties to NTG and Native Title Holders**
- Drill and stimulate **two backfill commitment wells** on SS1 pad
- **Progress Phase 1 Expansion** to up to 100 MMcf/d, subject to pipeline availability on the AGP

2027-2029 – Expansion & Phase 2 drilling

- **Sanction Phase 1 Expansion**
- **Continue delineation** of Phase 2 Development Area acreage
- **Progress key approvals** required for Phase 2 production
- **Grow NT workforce** to support Beetaloo Basin development
- Target to **sanction Phase 2** in early 2028
- Drill additional wells to **focus on reducing costs** with move to continuous operations

2030+

- **Deliver production growth**
- **Cash flow and prudent debt provide capital reinvestment** into future growth, with Phase 3+ opportunities, including:
  - Localized **NT demand** growth via new mining operations and data centers,
  - **Support East Coast** grid by supporting renewables growth and future coal-to-gas switching,
  - **LNG backfill**,
  - **LNG expansion**

5

6 SS Pilot Project – 2025 stimulation campaign complete Delivered Tamboran’s largest stimulation campaign − 58 stages across 10,009-foot (3,050-meter) horizontal section with the Mid Velkerri B Shale − Average proppant intensity of 2,206 lb/ft, reaching wellhead injection rates consistently above 100 bbl per minute − Impediment located 8,635 feet (~2,632 meters) along the 10,009-foot horizontal, with potential to impede flow from beyond the blockage (~14% of the section) − Targeting IP30 flow test during 2Q 2026 − No local sand tested during the campaign Liberty Energy frac spread stimulating SS-6H in November 2025 Liberty Energy frac spread operating in the Beetaloo Basin

SS Pilot Project – 2026 drilling and stimulation program

Remaining three wells to be stimulated in 2Q 2026 ahead of first gas sales | Backfill drilling planned on SS1 in 2Q 2026



Northern Pilot Area
(50%*)
SS-2H ST1, -3H, -4H, -5H & -6H
SS-1H, -7H & -8H
Southern Pilot Area
(50%)
Beetaloo West
DEPTH TO TOP OF MIDDLE VELKERRI
ft
metres
0
0
800
250
1,600
500
2,500
750
4,100
1,250
5,750
1,750
8,200
2,500
11,500
3,500
LEGEND
Existing gas pipeline
Beetaloo depocentre
Highway
Sturt Plateau Pipeline
Drilled wells
2026 wells
0
10
20
30
40km

- Targeting stimulation of three remaining 10,000-foot DUCs during 2Q 2026 (SS-3H, -4H and -5H) from the Tamboran-operated SS2 pad in the Northern Pilot Area
- Stimulation program planned to be conducted by Liberty Energy (NYSE: LBRT)
- SS-4H and -5H planning to be zipper fracked in parallel to optimize schedule and improve efficiency
- Two backfill commitment wells (SS-7H and -8H) planned for the DWE-operated SS1 pad in the Southern Pilot Area from 2Q 2026 using the H&P FlexRig® Rig 3 (**new update**)
- SS Pilot Project backfill wells to support 40 MMcf/d plateau production

7

Sturt Plateau Compression Facility construction 78% complete and within P50 budget and schedule 8 SPCF compressors and pipe racks installed (December 2025) − The SPCF project remains within P50 budget and schedule − 78% complete at end January 2026 − Structural, mechanical and piping installation is ongoing − Awarded key contracts for electricals and controls − Funding up to the P90 cost estimate of the SPCF is supported by US$118 million (gross to JV) facility with a consortium of lenders (announced October 2025) − Financing facility guaranteed by the NTG for Tamboran’s 50% share of the debt facility (up to A$75 million) − On track to commence commissioning in 3Q 2026, subject to weather conditions − Commenced divestment process for the sale of 100% of the SPCF. Gas volumes to be tolled under a long-term gas processing agreement with third party owner − Tamboran currently has A$15 million in equity held in the SPCF

Sturt Plateau Pipeline construction Targeting Practical Completion in February 2025 ahead of first gas sales in 3Q 2026 9 − APA Group (ASX: APA) completed construction activities during 4Q 2025 − Strength and hydro testing completed in January 2026 − Drying of the pipeline has commenced ahead of final tie-ins at AGP and SPCF − Evaluating opportunity to expand pipeline to support ~100 MMcf/d SPP pipe welding – mobile production line SPP Stuart Highway crossing SPCF (50 TJ/d, expandable to 100 TJ/d) (~49 MMcf/d, expandable to ~98 MMcf/d) SPP (up to 100 TJ/d, expandable) (~98 MMcf/d, expandable) AGP North Route to Darwin (~50 TJ/d, expandable) (~49 MMcf/d, expandable) AGP South Route to Tennant Creek/ East Coast (~50 TJ/d, expandable) (~49 MMcf/d, expandable) SPP completed SPCF end – under hydrotest

10 EP 161 work program (new update) Santos operated commitment wells in EP 161 to grow resource base in the Beetaloo East depocenter − Santos (ASX: STO) planning two 10,000-foot horizontal well, Jibera South 1H and Newcastle South 1H in EP 161 (Tamboran 25% non-operator) − Wells targeting resource delineation in the Beetaloo East depocenter with Velkerri B Shale at ~11,300 feet (TVD), in line with the Tanumbirini wells − Two wells are commitment wells under the Exploration Permit terms, required to be complete by the end of the year − Both wells to be fracked with up to 60 stages − Ensign Rig 971 contracted and to be mobilized to the Beetaloo Basin for 3Q 2026 drilling operations Beetaloo East tamboran RESOURCES

Strengthened balance sheet following recent capital raise

Total cash and expected near-term inflows of ~US$137.9 million at December 31, 2025

- Cash and expected near term cash inflows of ~US$137.9 million at December 31, 2025(1)
- Drawn debt of US$16.3 million to fund construction of the SPCF, with undrawn debt of US$42.0 million at December 31, 2025
- Completed Public Offer raising US$53.0 million (post fees) in October 2025 and SPP raising US$11 million from eligible shareholders in November 2025
- In January 2026, Tamboran shareholders approved the PIPE transaction and we received US$32.0 million
- Progressing research and development tax rebates and debt factoring facility, which if successful, will provide incremental near-term cash inflows

2Q FY26 Change in Cash Balance (net Tamboran)



US$ million
39.6
(2.6)
(23.5)(2)
63.5
14.8(3)
(0.9)(4)
90.9(1)
15.0
32.0
137.9(1)
Cash Balance (Sept. 30, 2025)
Cash Flow from Operations
Cash Flow from Investing
Issue of Common Stock
Proceeds from Debt
Other
Cash Balance (Dec. 31, 2025)
Checker Sale to DWE
PIPE Transaction
Pro Forma Cash Balance

(1) Restricted cash of USS15.0 million (US$7.5 million net to Tamboran) to be used for future interest payments and commitment fees relating to the SPCF syndicated debt facility.
(2) Cash flow from investing includes cash associated with drilling activity and infrastructure; Cash flow from investing adjusted for receivables relating to cash calls due from JV partners and DWE's share of restricted cash.
(3) TBN share of debt proceeds drawn.
(4) Includes lease payments and FX adjustments.

11

2026 catalysts

Planning most active year in the Beetaloo Basin | First gas sales from the Beetaloo Basin on track for 3Q 2026

✓	3Q 2025	Flow tested SS-2H ST1 over 90 days delivering Marcellus-like declines
✓	4Q 2025	Successfully drilled SS-4H, -5H and -6H wells
✓	4Q 2025	10,009-feet of SS-6H successfully stimulated
✓	4Q 2025	Remediated SS-3H and -4H wells ahead of 2026 stimulation program
	1Q 2026	Complete of Falcon acquisition, subject to shareholder vote
	2Q 2026	IP30 flow test the SS-6H well
	1H 2026	Finalize Phase 2 Development Area farmout
	1H 2026	Stimulate of the SS-3H, -4H and -5H wells
	1H 2026	Drill the SS-7H and -8H wells in DWE-operated Southern Pilot Area
	3Q 2026	Target first gas sales from the SS Pilot Project
	3Q 2026	Drill the Jibera South 1H and Newcastle South 1H wells in EP 161



Note: Timing of upcoming catalysts is indicative, and subject to change in the event of unforeseen events, delays due to weather and key stakeholder and Joint Venture approvals. Refer to disclaimer on Slide 2.

12

Q&A

14 Glossary Key definitions Word Definitions AGP Amadeus Gas Pipeline ASX Australian Securities Exchange CDIs Chess Depository Interests (held on the ASX at a 200:1 ratio to Common Stock) CPI Australian Consumer Price Index DWE Daly Waters Energy, LP EP Exploration Permit H&P Helmerich and Payne (NYSE: HP) IP30 Initial 30 days of testing JV Joint Venture LNG Liquefied Natural Gas MMcf/d Million cubic feet per day NT Northern Territory NTG Northern Territory Government P50 The most likely statistical cost outcome of the project P90 Higher certainty costs of the project being delivered on the referred basis SPCF Sturt Plateau Compression Facility SPP Sturt Plateau Pipeline (12” pipeline operated by APA Group connecting the SPCF to the AGP) SS Shenandoah South SPP Share Purchase Plan (eligible shareholders of CDIs) TBN Tamboran Resources Corporation (NYSE/ASX: TBN) TJ Terajoules